                       [AIM LOGO APPEARS HERE]


                       AIM TAX-FREE INTERMEDIATE
                       SHARES


                       SEMIANNUAL REPORT
                       SEPTEMBER 30, 1996

AIM TAX-FREE INTERMEDIATE SHARES

For shareholders who seek a high level of income, exempt from federal taxes. The Fund purchases high quality municipal bonds maturing in 10-1/2 years or less.


ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT
o The Fund's performance is historical and reflects reinvestment of all distributions. Unless otherwise indicated, Fund results were computed without a sales charge. When sales charges are included, the Fund's performance reflects the 1.00% maximum sales charge.
o The Fund's average annual total return for periods ended 9/30/96 was 3.02% for one year, 5.86% for five years, and 6.30% since the Fund's inception on 5/11/87 when calculated on maximum offering price.
o As of September 30, 1996, the Fund's 30-day distribution rate was 4.70%, when calculated on maximum offering price. The distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage. Distribution rates may include daily dividends and short-term capital gains. Unless otherwise indicated, distribution rates shown in this report are based on maximum offering price.
o As of September 30, 1996, the Fund's 30-day yield was 4.21%, when calculated on maximum offering price. The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Intermediate Municipal Fund Index represents an average of the performance of the 30 largest intermediate-term municipal bond funds.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                                                  A Message from
                                                                    the Chairman



                   Dear Fellow Shareholder:

                   During periods of market volatility, I am reminded of a
   [PHOTO OF       story. When asked what the market was going to do, J.P.
Charles T. Bauer,  Morgan reportedly replied, "It will fluctuate." Fixed-income
  Chairman of      investors can certainly agree with that statement: Bond
 the Board of      markets have undergone major shifts in momentum at least
   the Fund,       twice in 1996 as investors worried first about the
 APPEARS HERE]     possibility of recession and then about rising inflation.
                       Those of you who are long-time investors, and those who
                   are brand-new shareholders in The AIM Family of
Funds--Registered Trademark--, should recognize that periods of falling prices in both the stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
    In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
    Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance in recent months has been driven by concerns about the possibility of an overheated economy and rising inflation. However, the latest economic data suggest conditions that prompted 1996's strong market performance should continue: corporate earnings are healthy and economic growth is moderate, without significant inflation.
    You may cushion the effects of changing markets and reduce your risk exposure in any one type of security by diversification--spreading your assets across several kinds of investments. Prudent investors maintain a balanced portfolio of stock and bond investments, with due consideration for their personal financial objectives, risk tolerance, and investment time horizon.
   There is one constant you can count on, regardless of changing markets-- AIM's commitment to you, our shareholders. At AIM, we take our responsibility to you very seriously in managing a well-conceived and significantly diversified menu of mutual funds. AIM investment management teams provide a blend of skills, education, experience, and maturity that produces a balanced, thoughtful approach to decision-making and quality investment products. Consistent performance, coupled with outstanding customer service and a highly professional staff, has helped AIM build relationships with 3.5 million shareholders.
   As always, we are ready to respond to your questions and comments. Please call one of our representatives at 800-959-4246 if we may be of service. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                            ---------------------

                            Remember that time is

                            the best medicine for

                              uncertain markets.

                            ---------------------

===================================================
AIM TAX-FREE INTERMEDIATE
SHARES CURRENT YIELD
ADVANTAGE

YIELDS AS OF  9/30/96

2-Year U.S. Treasury Note*                    6.09%
5-Year U.S. Treasury Note*                    6.45%
Fund 30-day yield,
taxable-equivalent**                          6.97%
Fund 30-day distribution rate,
taxable-equivalent**                          7.86%
===================================================

*Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity.
Fund shares are not insured, and their value and yield will vary with market conditions. **Taxable-equivalent yields are calculated on net asset value and assume the highest marginal income tax rate of 39.6%. Source: IRS, 1996.


The Managers' Overview


VOLATILE MARKETS
CHALLENGE INVESTORS

A roundtable discussion with the Fund management team for AIM Tax-Free Intermediate Shares for the six-month reporting period ended September 30, 1996.

-------------------------------------------------------------------------------

Q:   HOW DID AIM TAX-FREE INTERMEDIATE SHARES PERFORM DURING THE REPORTING
     PERIOD?
A: The Fund continued to deliver attractive tax-exempt current income. As of September 30, 1996, the Fund's 30-day distribution rate was 4.75%, when calculated on net asset value. Translated to taxable-equivalent yields, the Fund's 30-day distribution rate on net asset value was 7.86%, assuming the highest marginal federal tax rate of 39.6%. Net assets in the Fund stood at $84.2 million as of September 30, 1996, and net asset value per share was $10.74.
          It was a difficult period for fixed-income investors, and that accounted for the Fund's total return of 2.00% for the period, which tracked the 2.14% total return for the Lipper Intermediate Municipal Fund Index.

Q:   WHAT WERE BOND-MARKET CONDITIONS LIKE DURING THE PAST SIX MONTHS?
A: Uncertainty dominated the bond markets as investors became concerned that rapid economic growth would accelerate inflation. The rate of growth of the gross domestic product (GDP) rose to 2.0% in the first quarter of 1996 and 4.7% in the second quarter, its highest level since late 1994. The primary concern was that the Federal Reserve Board would nudge interest rates higher to slow economic growth and forestall inflation. That drove most bond yields higher--and prices lower--during most of the reporting period. However, economic reports suggested that inflation was not threatening. When the Fed met in July, August, and September, it left interest rates unchanged each time.

Q:   HOW DID MUNICIPAL SECURITIES PERFORM DURING THE REPORTING PERIOD?
A: Municipal securities fared a little better than U.S. Treasury securities. The yield spread between long municipal securities and long U.S. Treasuries fell to roughly 75% from the normal range of 80% to 85%. The principal factor cushioning the municipal market continues to be the decline in new issue supply. We observed a significant level of refundings, particularly in June and July, and that has removed a lot of bonds from the marketplace. The resulting relative scarcity in supply helped cushion prices on municipal securities, and they tended to decline less than U.S. Treasury securities in the volatile interest rate environment.

Q:   GIVEN MARKET CONDITIONS, WHAT WAS YOUR STRATEGY FOR THE FUND DURING
     THE PERIOD?
A: We maintained our focus on selected intermediate-term securities that provide net asset value stability and high income. The Fund maintained attractive yield levels thanks to its relatively large weighting in higher-coupon premium bonds with excellent call protection. That was important, given that municipal issuers have taken advantage of lower interest rates to refinance debt, which reduces the market yields available to investors. We also looked for undervalued bonds with higher yields to enhance the Fund's income level while preserving safety of principal.
          Of the 125 holdings in the Fund as of September 30, 1996, 76% was invested in revenue bonds and 24% in general obligation bonds. At the end of the reporting period, the Fund had a weighted average maturity of 4.8 years and a duration of 3.6 years. Funds with shorter maturities and duration tend to be less sensitive to market fluctuation.
     The Fund maintained its strategy of investing in quality issues. As of September 30, 1996, approximately 60% of the portfolio's holdings were securities rated AAA, and 100% of the portfolio was rated A or better. Credit-enhanced securities--which are backed by insurance or escrowed with U.S. Treasuries--comprised about 53% of the portfolio. The Fund also was managed for maximum tax-efficiency.
          The Fund has an average portfolio quality rating of AA+ as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. S&P and Moody ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

Q:   WHAT IS "TAX EFFICIENCY"?
A: "Efficiency" for a tax-exempt fund refers to its ability to create distributions that are free from federal income taxes, capital gains taxes, and the alternative minimum tax (AMT). To manage the Fund for tax efficiency, we avoid transactions that would result in capital gains which are not offset by losses. Since its inception on May 11, 1987, AIM Tax-Free Intermediate Shares distributions have been 99.9% efficient.

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING MONTHS?
A: Mounting evidence that the U.S. economy is growing reasonably and that inflation pressures remain modest has calmed investor concerns, at least in the near term. Recent reports showed that GDP slowed to 2.2% in the third quarter from 4.7% in the second quarter. The continued pace of economic growth is the key. Many analysts and the Fed as well anticipate that the economy will continue to slow in the months ahead.

Q:   HOW LIKELY IS TAX REFORM?
A: We don't believe tax reform will be a factor in the future for several reasons. First, there are no tax-reform bills under consideration by Congress. If a bill is presented, we anticipate that lobbying groups will muster an all-out assault on it. Second, the reform most mentioned--a flat tax--actually may result in many lower- and middle-income workers paying higher taxes--hardly a favorable outcome. Third, we think it unlikely that the federal government will raise taxes at the same time it is shifting more of the spending burden to the states.

================================================================================
PORTFOLIO COMPOSITION (as of 9/30/96)
================================================================================

TOP 5 BOND HOLDINGS
                                               Number of Holdings    125
1.   Lucas County Ohio Hospital Revenue
     Bonds 6.75% 08/15/00                      General Obligation     24%
2.   Michigan State Building Auth. Refg.
     Revenue Bonds 6.40% 10/01/04              Revenue                76%
3.   Georgia State General Obligation
     Bonds 7.10% 06/01/99                      Credit Enhanced        53%
4.   Louisiana State Offshore Terminal Auth.
     Deepwater Port Refg. Revenue Bonds        AMT                     0
     6.00% 09/01/01; 6.20% 09/01/03
5.   South Dakota State Health & Education     Average Maturity      4.8 Years
     Facility Auth. Revenue Bonds 5.40%
     07/01/06                                  Duration              3.6 Years

    Fund holdings are subject to change and there is no assurance the Fund will continue to hold any security.

================================================================================
Morningstar Ratings (as of 9/30/96)
============================================
                                   FUNDS IN
                                   MUNICIPAL
PERIOD            RATING           CATEGORY

Overall            ****                   NA
5 Years            ****                  561
3 Years            ****                1,013
1 Year             ****                1,745
============================================

Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and total return performance ratios for one-, three-, five-, and 10-year periods and considers all loads, expenses, and fees.
Ratings compare funds with similar investment objectives and represent past performance, which is no guarantee of comparable future results.

                              -------------------
                              Since its inception

                                on May 11, 1987,

                                  AIM Tax-Free

                              Intermediate Shares

                                 distributions

                                have been 99.9%

                                 tax-efficient.
                              -------------------

Financials

SCHEDULE OF INVESTMENTS

September 30, 1996
(Unaudited)

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
ALABAMA-0.51%

Alabama State Municipal Electric Authority;
  Power Supply
  Series A RB
  6.30%, 09/01/01(b)                            AAA     Aaa      $    400,000  $    425,592
-------------------------------------------------------------------------------------------

ARIZONA-4.57%

Arizona (State of);
  Educational Loan Marketing Corp.
  Series A Refunding RB
  6.55%, 03/01/99                               --      A           1,000,000     1,033,820
-------------------------------------------------------------------------------------------
Cochise (County of) (Douglas Unified School
  District #27); School Improvement
  Series 1995
  B GO
  4.25%, 07/01/97(b)                            AAA     Aaa           200,000       200,650
-------------------------------------------------------------------------------------------
Maricopa County Gilbert Unified School
  District #41
  (Project of 1988); School Improvement
  Series 1992 E GO
  6.20%, 07/01/02(c)                            AAA     Aaa         1,250,000     1,353,125
-------------------------------------------------------------------------------------------
Mohave County Unified School District #1;
  Lake Havasu
  Series A GO
  5.40%, 07/01/06(b)                            AAA     Aaa           200,000       200,732
-------------------------------------------------------------------------------------------
Phoenix (City of); Senior Lien Street and
  Highway User Refunding
  Series 1992 RB
  6.20%, 07/01/02                               AA      A-1         1,000,000     1,061,230
-------------------------------------------------------------------------------------------
                                                                                  3,849,557
-------------------------------------------------------------------------------------------

ARKANSAS-2.43%

Little Rock (City of) (Baptist Medical Center);
  Health Facility Hospital RB
  6.70%, 11/01/04(b)                            AAA     Aaa         1,400,000     1,513,988
-------------------------------------------------------------------------------------------
North Little Rock (City of);
  Electric System Refunding
  Series 1992 A RB
  6.00%, 07/01/01(b)                            AAA     Aaa           500,000       531,020
-------------------------------------------------------------------------------------------
                                                                                  2,045,008
-------------------------------------------------------------------------------------------

CALIFORNIA-5.16%

California Statewide Communities
  Development Authority
  (San Gabriel Valley Medical Center);
  Series 1996 A Certificates of Participation
  4.00%, 09/01/97                               A       --          1,000,000       999,790
-------------------------------------------------------------------------------------------
Folsom (City of) (School Facilities Project);
  Series 1993 B GO
  6.00%, 08/01/02(b)                            AAA     Aaa           500,000       532,500
-------------------------------------------------------------------------------------------
Inglewood (City of) (Daniel Freeman Hospitals
  Inc.); Insured Hospital
  Series 1991 RB
  6.50%, 05/01/01                               A       --            400,000       420,588
-------------------------------------------------------------------------------------------
Oakland (City of); Housing Finance Issue D-1 RB
  6.70%, 01/01/98                               A+      --            180,000       183,562
-------------------------------------------------------------------------------------------

                                                                   Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
CALIFORNIA-(CONTINUED)

Orange (County of); Refunding Recovery
  Series A RB
  5.50%, 06/01/06(b)                            AAA     Aaa      $  1,000,000  $  1,021,710
-------------------------------------------------------------------------------------------
Parking Authority of the City and County of
  San Francisco; Parking Meter
  Series 1994 RB
  6.75%, 06/01/05(b)                            AAA     Aaa           500,000       558,620
-------------------------------------------------------------------------------------------
Regents (The) of the University of California
  (Multiple Purpose Projects); Refunding
  Series A RB
  5.75%, 09/01/97                               A       A             250,000       253,328
-------------------------------------------------------------------------------------------
State Public Works Board of the
  State of California
  (Department of Corrections)
  (State Prison-Madera County); Lease
  Series 1990 A RB
  7.00%, 09/01/00                               A       A             100,000       108,272
-------------------------------------------------------------------------------------------
West End Water Development, Treatment,
  and Conservation
  Joint Powers Authority; 1990 Water Facilities
  Certificates of Participation
  7.00%, 10/01/00                               BBB+    A             250,000       266,505
-------------------------------------------------------------------------------------------
                                                                                  4,344,875
-------------------------------------------------------------------------------------------

COLORADO-0.15%

Colorado Student Obligation Bond Authority;
  Student Loan Series 1985 B RB
  6.125%, 12/01/98                              --      A             125,000       127,605
-------------------------------------------------------------------------------------------

CONNECTICUT-1.08%

Connecticut (State of) Development Authority;
  Power and Light Series 1993 A RB
  3.90%, 09/01/28(d)                            A-1+    VMIG-1        909,770       909,770
-------------------------------------------------------------------------------------------

DELAWARE-0.94%

Delaware Transportation Authority;
  Senior Lien Transportation System
  Series 1991 RB
  6.00%, 07/01/01(c)(e)                         AAA     Aaa           750,000       794,235
-------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA-3.11%

District of Columbia;
  Series B GO
  6.75%, 06/01/99(b)                            AAA     Aaa           750,000       785,130
-------------------------------------------------------------------------------------------
District of Columbia
  (Medlantic Healthcare Group);
  Series 1996 RB
  6.00%, 08/15/06(b)                            AAA     Aaa         1,550,000     1,617,874
-------------------------------------------------------------------------------------------
District of Columbia
  (The Howard University Issue);
  University Series 1990 A RB
  6.90%, 10/01/00                               A+      A             200,000       214,350
-------------------------------------------------------------------------------------------
                                                                                  2,617,354
-------------------------------------------------------------------------------------------

Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
FLORIDA-0.42%

Jacksonville (City of); Excise Tax
  Series 1986 A RB
  7.60%, 10/01/96(c)                            NRR     NRR      $    250,000  $    250,000
-------------------------------------------------------------------------------------------
Palm Beach County Solid Waste Authority; RB
  7.90%, 07/01/97                               A       A             100,000       102,800
-------------------------------------------------------------------------------------------
                                                                                    352,800
-------------------------------------------------------------------------------------------

GEORGIA-5.93%

Albany (City of); Sewer System Series 1992 RB
  6.30%, 07/01/02(b)                            AAA     Aaa           500,000       531,035
-------------------------------------------------------------------------------------------
Fulton (County of); Water and Sewer Refunding
  Series 1992 RB
  5.75%, 01/01/02                               AAA     Aaa           715,000       746,103
-------------------------------------------------------------------------------------------
Georgia (State of); Series 1988 D GO
  7.10%, 06/01/99                               AA+     Aaa         2,000,000     2,132,300
-------------------------------------------------------------------------------------------
Georgia State Municipal Electric Authority;
  Series V RB
  6.00%, 01/01/01(b)                            AAA     Aaa         1,000,000     1,047,450
-------------------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transit Authority;
  Sales Tax Refunding Series M RB
  6.15%, 07/01/02                               AA-     A-1           500,000       535,045
-------------------------------------------------------------------------------------------
                                                                                  4,991,933
-------------------------------------------------------------------------------------------

ILLINOIS-6.71%

Chicago (City of) (Central Public
  Library Project);
  Adjustable Rate Series 1988 C GO
  6.10%, 01/01/99(b)                            AAA     Aaa           500,000       517,395
-------------------------------------------------------------------------------------------
Chicago Park District; Capital Improvement
  Series 1991 GO
  5.80%, 01/01/98(c)                            NRR     NRR           750,000       764,340
-------------------------------------------------------------------------------------------
Glenview (City of); GO
  6.25%, 12/01/96                               --      MIG-1       1,000,000     1,004,320
-------------------------------------------------------------------------------------------
Illinois Health Facilities Authority
  (Mercy Hospital and Medical Center);
  Refunding
  Series 1992 RB
  6.20%, 01/01/00                               A-      Baa1          250,000       256,152
-------------------------------------------------------------------------------------------
Illinois Regional Transit Authority;
  Series B RB
  6.30%, 06/01/04(c)(e)                         AAA     Aaa         1,000,000     1,102,250
-------------------------------------------------------------------------------------------
Joliet (City of); Waterworks and Sewer
  Series 1991 RB
  6.95%, 01/01/01(b)                            AAA     Aaa           250,000       269,003
-------------------------------------------------------------------------------------------
Kane (County of) Public Building Commission;
  Unlimited Tax Public Building
  Series B GO
  6.20%, 12/01/01                               --      Aa            700,000       731,500
-------------------------------------------------------------------------------------------

                                                                   Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
ILLINOIS-(CONTINUED)

Village of Hoffman Estates
  (Park Place Apartment Project);
  Series 1996 RB
  5.75%, 06/01/06(e)                            AAA     Aaa      $  1,000,000  $    999,910
-------------------------------------------------------------------------------------------
                                                                                  5,644,870
-------------------------------------------------------------------------------------------

INDIANA-0.96%

Indiana Transportation Finance Authority;
  Airport Facilities Lease Series A RB
  6.00%, 11/01/01                               A       A             500,000       525,120
-------------------------------------------------------------------------------------------
New Prairie School Building Corp.;
  First Mortgage Refunding Series 1995 RB
  4.10%, 01/05/97(b)                            AAA     Aaa           285,000       284,926
-------------------------------------------------------------------------------------------
                                                                                    810,046
-------------------------------------------------------------------------------------------

IOWA-0.62%

Iowa Student Loan Liquidity Corp.; Student Loan
  Series 1992 A RB
  6.25%, 03/01/00                               --      Aa1           500,000       521,735
-------------------------------------------------------------------------------------------

KENTUCKY-0.34%

Kentucky State Turnpike Authority
  (Economic Development
  Road Revitalization Project); RB
  7.125%, 05/15/00(c)(e)                        AAA     Aaa           260,000       285,389
-------------------------------------------------------------------------------------------

LOUISIANA-4.20%

Lafayette Public Power Authority;
  Electric Refunding
  Series 1987 RB
  6.80%, 11/01/96(c)(e)                         NRR     NRR           275,000       283,885
-------------------------------------------------------------------------------------------
Louisiana Offshore Terminal Authority
  (Loop, Inc.);
  Deepwater Port Refunding
  Series 1992 RB
  6.00%, 09/01/01                               A       Baa1        1,000,000     1,047,440
-------------------------------------------------------------------------------------------
Louisiana Offshore Terminal Authority
  (Loop, Inc.);
  Deepwater Port Refunding RB
  6.20%, 09/01/03                               A       Baa1        1,000,000     1,063,340
-------------------------------------------------------------------------------------------
Louisiana Public Facilities Authority
  (Tulane University of Louisiana);
  Series 1987 C RB
  7.30%, 08/15/99                               A       A-1           270,000       281,316
-------------------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District #1
  (Glenwood Regional Medical Center);
  Hospital Refunding Series 1996 RB
  5.00%, 05/15/99                               A       --            850,000       854,709
-------------------------------------------------------------------------------------------
                                                                                  3,530,690
-------------------------------------------------------------------------------------------

Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
MASSACHUSETTS-0.50%

New England Education Loan Marketing Corp.;
  Student Loan Refunding Senior
  Issue 1992 D RB
  6.20%, 09/01/00                               --      Aaa      $    400,000  $    419,296
-------------------------------------------------------------------------------------------

MICHIGAN-4.94%

Dearborn (City of) Economic Development Corp.
  (Oakwood Obligated Group); Hospital
  Series 1991 A RB
  6.95%, 08/15/01(c)(e)                         AAA     Aaa         1,000,000     1,117,380
-------------------------------------------------------------------------------------------
Michigan State Building Authority; Refunding
  Series I RB
  6.40%, 10/01/04                               AA-     A-1         2,000,000     2,152,720
-------------------------------------------------------------------------------------------
Novi Community School District; GO
  5.875%, 05/01/97(b)                           AAA     Aaa           100,000       101,193
-------------------------------------------------------------------------------------------
Wayne County School District; Michigan School
  Building Site Bond Unlimited Tax
  Series 1992 GO
  5.60%, 05/01/01                               AA      Aa            765,000       789,534
-------------------------------------------------------------------------------------------
                                                                                  4,160,827
-------------------------------------------------------------------------------------------

MINNESOTA-0.90%

Southern Minnesota Municipal Power Agency;
  Power Supply System Series A RB
  5.60%, 01/01/04                               A       A             745,000       759,572
-------------------------------------------------------------------------------------------

MISSOURI-1.04%

Cass County School District #R-02;
  Missouri Direct Deposit Program GO
  4.30%, 03/01/98                               AA      --            375,000       373,920
-------------------------------------------------------------------------------------------
State Environmental Improvement and Energy
  Resource Authority (City of Branson Project)
  (State Revolving Fund Program);
  Water Series 1995 A PCR
  5.00%, 07/01/99(b)                            AAA     Aaa           500,000       504,550
-------------------------------------------------------------------------------------------
                                                                                    878,470
-------------------------------------------------------------------------------------------

MONTANA-0.54%

Montana Higher Education Assistance Corp.;
  Student Loan Series 1992 A RB
  6.60%, 12/01/00                               --      A             430,000       452,717
-------------------------------------------------------------------------------------------

NEVADA-0.59%

Clark County Improvement District No. 65
  (Lamb Boulevard III);
  Series November 1, 1992 GO
  6.20%, 12/01/02                               AA-     A1            120,000       123,825
-------------------------------------------------------------------------------------------

                                                                   Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
NEVADA-(CONTINUED)

Nevada (State of) (Nevada Municipal Bond Bank
  Project Nos. 38-39); Limited Tax
  Series 1992 A GO
  6.00%, 07/01/01(c)                            NRR     NRR      $    350,000  $    369,117
-------------------------------------------------------------------------------------------
                                                                                    492,942
-------------------------------------------------------------------------------------------

NEW JERSEY-3.40%

Gloucester County Utilities Authority;
  Sewer Refunding Series 1991 RB
  6.10%, 01/01/00                               AA-     A-1           225,000       237,123
-------------------------------------------------------------------------------------------
Jersey City (City of)
  (Qualified School Bond); GO
  6.40%, 02/15/00                               AA      A           1,000,000     1,052,930
-------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority;
  Transportation System Series 1992 A RB
  5.90%, 06/15/99(c)                            NRR     NRR         1,000,000     1,037,710
-------------------------------------------------------------------------------------------
Trenton (City of); Fiscal Year Adjustment GO
  6.10%, 08/15/02(b)                            AAA     Aaa           500,000       532,070
-------------------------------------------------------------------------------------------
                                                                                  2,859,833
-------------------------------------------------------------------------------------------

NEW MEXICO-2.17%

Albuquerque (City of); Joint Water and Sewer
  Series 1990 A RB
  6.00%, 07/01/00(c)(e)                         AAA     NRR         1,000,000     1,049,320
-------------------------------------------------------------------------------------------
Las Cruces (City of) South Central Solid Waste
  Authority; Environmental RB
  6.00%, 06/01/97                               --      A             260,000       262,850
-------------------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A RB
  5.50%, 06/01/03(c)                            AAA     Aaa           500,000       515,405
-------------------------------------------------------------------------------------------
                                                                                  1,827,575
-------------------------------------------------------------------------------------------

OHIO-8.73%

Franklin (County of); 1991 Issue GO
  6.30%, 12/01/01(c)(e)                         NRR     NRR         1,500,000     1,639,575
-------------------------------------------------------------------------------------------
Greene (County of); Water System
  Series A RB
  5.45%, 12/01/06(b)                            AAA     Aaa           585,000       603,375
-------------------------------------------------------------------------------------------
Hilliard City School District; Unlimited Tax
  School Improvement Refunding
  Series 1992 GO
  6.05%, 12/01/00(b)                            AAA     Aaa           500,000       530,435
-------------------------------------------------------------------------------------------
  6.15%, 12/01/01(b)                            AAA     Aaa           250,000       267,840
-------------------------------------------------------------------------------------------
Lucas County (St. Vincent's Medical Center);
  Hospital
  Series A RB
  6.75%, 08/15/00(b)(e)                         AAA     Aaa         2,000,000     2,172,980
-------------------------------------------------------------------------------------------

Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
OHIO-(CONTINUED)

Miami County (Upper Valley Medical Center);
  Hospital Facility Series 1996 B RB
  5.00%, 05/15/98(b)                            AAA     Aaa      $    585,000  $    590,569
-------------------------------------------------------------------------------------------
Ohio State Public Facilities Commission;
  Mental Health Series A RB
  7.00%, 12/01/97                               AA-     A-1         1,500,000     1,545,960
-------------------------------------------------------------------------------------------
                                                                                  7,350,734
-------------------------------------------------------------------------------------------

OKLAHOMA-2.30%

Grand River Dam Authority; Refunding
  Series 1987 RB
  6.45%, 06/01/97(c)(e)                         AAA     Aaa           500,000       518,795
-------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency;
  Single Family Mortgage Series A RB
  6.55%, 03/01/00(b)                            AAA     Aaa           135,000       140,921
-------------------------------------------------------------------------------------------
Southern Oklahoma Memorial Hospital Authority;
  Hospital
  Series 1993 A RB
  5.60%, 02/01/00                               A       A           1,250,000     1,276,087
-------------------------------------------------------------------------------------------
                                                                                  1,935,803
-------------------------------------------------------------------------------------------

OREGON-3.13%

Oregon (State of) Department of Transportation
  (Westside Light Rail Project); Series 1994 RB
  5.00%, 06/01/97(b)                            AAA     Aaa         1,000,000     1,007,310
-------------------------------------------------------------------------------------------
Portland (City of); Sewer System
  Series 1994 A RB
  5.45%, 06/01/03                               A+      A-1         1,065,000     1,105,832
-------------------------------------------------------------------------------------------
  5.55%, 06/01/04                               A+      A-1           500,000       521,485
-------------------------------------------------------------------------------------------
                                                                                  2,634,627
-------------------------------------------------------------------------------------------

PENNSYLVANIA-1.56%

Pennsylvania Industrial Development Authority;
  Economic Development
  Series 1991 A RB
  6.40%, 01/01/97(c)                            NRR     NRR           200,000       201,080
-------------------------------------------------------------------------------------------
  6.50%, 01/01/98(c)                            NRR     NRR           100,000       102,874
-------------------------------------------------------------------------------------------
  6.50%, 07/01/98(c)                            NRR     NRR           150,000       155,731
-------------------------------------------------------------------------------------------
Philadelphia Hospital & Higher Education
  Facilities Authority
  (St. Agnes Medical Center Hospital);
  Refunding Series A RB
  5.00%, 07/01/05(b)                            AAA     Aaa           865,000       855,286
-------------------------------------------------------------------------------------------
                                                                                  1,314,971
-------------------------------------------------------------------------------------------

RHODE ISLAND-1.27%

Rhode Island (State of); Refunding
  Series 1992 A GO
  6.10%, 06/15/03(b)                            AAA     Aaa         1,000,000     1,071,870
-------------------------------------------------------------------------------------------

                                                                   Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
SOUTH DAKOTA-2.33%

Rapid City (City of); Sales Tax
  Series 1995 A RB
  5.60%, 06/01/05(b)                            AAA     Aaa      $    255,000  $    262,737
-------------------------------------------------------------------------------------------
South Dakota Health and Education Facility
  McKennan Hospital; Refunding
  Series 1996 RB
  5.40%, 07/01/06(b)                            AAA     Aaa         1,680,000     1,698,883
-------------------------------------------------------------------------------------------
                                                                                  1,961,620
-------------------------------------------------------------------------------------------

TENNESSEE-2.11%

Nashville and Davidson (County of) Health and
  Education Facilities Board (Meharry
  Medical College); RB
  7.875%, 12/01/04(c)                           NRR     Aaa         1,100,000     1,226,160
-------------------------------------------------------------------------------------------
Tennessee School Board Authority (College and
  University Improvement); RB
  5.75%, 05/01/06                               AA      A-1           550,000       552,887
-------------------------------------------------------------------------------------------
                                                                                  1,779,047
-------------------------------------------------------------------------------------------

TEXAS-14.45%

Alamo Community College District;
  Series 1990 GO
  6.90%, 02/15/00(c)(e)                         NRR     Aaa           500,000       536,255
-------------------------------------------------------------------------------------------
Arlington City Hospital Authority
  (Arlington Medical Center);
  Hospital Authority RB
  5.50%, 12/01/97(b)                            AAA     Aaa           575,000       582,693
-------------------------------------------------------------------------------------------
Austin (City of); Combined Utility
  System Refunding
  Series 1986 RB
  7.20%, 05/15/98                               A       A             200,000       204,574
-------------------------------------------------------------------------------------------
Clint Independent School District;
  Unlimited Tax Refunding
  Series 1991 GO
  6.30%, 03/01/00(b)                            --      Aaa           185,000       193,379
-------------------------------------------------------------------------------------------
Comal County Industrial Development Authority
  (The Coleman Company, Inc. Project);
  Series 1980 IDR
  9.25%, 08/01/00(c)                            NRR     NRR           665,000       730,935
-------------------------------------------------------------------------------------------
Conroe (City of) Independent School District;
  Unlimited School Tax GO
  7.375%, 02/01/01(b)                           AAA     Aaa           115,000       127,146
-------------------------------------------------------------------------------------------
Gatesville Independent School District;
  Unlimited Tax School Building and Refunding
  Series 1995 RB
  5.80%, 02/01/03(b)                            --      Aaa           485,000       511,160
-------------------------------------------------------------------------------------------
Harris (County of); Port of Houston
  Authority RB
  5.75%, 05/01/02                               A       A           1,425,000     1,461,181
-------------------------------------------------------------------------------------------

Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
TEXAS-(CONTINUED)

Harris County Health Facilities Development
  Corp. (Memorial Hospital System Project);
  Hospital Series 1992 RB
  6.70%, 06/01/00                               A-      A        $  1,000,000  $  1,056,830
-------------------------------------------------------------------------------------------
Hays (County of); Series 1995 GO
  7.75%, 08/18/97(b)                            AAA     Aaa           175,000       180,589
-------------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Series 1994
  Certificates of Participation
  5.75%, 08/15/01(b)                            AAA     Aaa           915,000       960,356
-------------------------------------------------------------------------------------------
Kerrville (City of); Electric System Refunding
  Series 1991 RB
  6.375%, 11/01/01(b)                           AAA     Aaa           185,000       197,555
-------------------------------------------------------------------------------------------
La Marque Independent School District;
  Unlimited Schoolhouse Tax
  Series 1992 GO
  7.50%, 08/15/99(b)                            AAA     Aaa           575,000       624,082
-------------------------------------------------------------------------------------------
  7.50%, 08/15/02(b)                            AAA     Aaa           750,000       856,522
-------------------------------------------------------------------------------------------
Northside Independent School District;
  School Improvement Series 1986 GO
  6.90%, 02/01/97                               AA-     Aa          1,000,000     1,010,410
-------------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas System
  Refunding
  Series 1989 A RB
  7.00%, 02/01/01                               AA      Aa1           400,000       426,416
-------------------------------------------------------------------------------------------
Temple (City of) (Bell County); Refunding
  Series 1992 GO
  5.80%, 02/01/01(b)                            AAA     Aaa           250,000       261,632
-------------------------------------------------------------------------------------------
Texarkana (City of); Water and Sewer Utility
  Improvement
  Series 1996 GO
  6.75%, 02/15/98(b)                            AAA     Aaa           280,000       289,367
-------------------------------------------------------------------------------------------
Texas Housing Agency; Residential Mortgage
  Series 1988 A RB
  7.15%, 01/01/97                               A+      Aa            195,000       196,027
-------------------------------------------------------------------------------------------
Texas Municipal Power Agency; RB
  5.75%, 09/01/02(c)(e)                         AAA     Aaa         1,000,000     1,050,960
-------------------------------------------------------------------------------------------
Texas Turnpike Authority (Addison Airport Toll
  Tunnel Project); Dallas North Tollway
  Series 1994 RB
  6.30%, 01/01/05(b)                            AAA     Aaa           500,000       540,270
-------------------------------------------------------------------------------------------
Texas Water Resources Finance Authority;
  Series 1989 A RB
  7.25%, 08/15/97                               A       A             145,000       148,352
-------------------------------------------------------------------------------------------
University of Texas System; General Tuition
  Series 1986 Refunding RB
  7.75%, 08/15/98(c)                            AAA     Aaa            10,000        10,640
-------------------------------------------------------------------------------------------
                                                                                 12,157,331
-------------------------------------------------------------------------------------------

                                                                   Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
UTAH-1.23%

Utah (State of) (Board of Water Resources
  Program); Revolving Fund Recapitalization
  Series 1992 B RB
  6.10%, 04/01/02                               AA      --       $    500,000  $    533,550
-------------------------------------------------------------------------------------------
Utah Municipal Finance Cooperative
  (Pooled Capital Improvement Financing
  Program) (University Hospital Project);
  Local Government
  Series August 1, 1991 RB
  6.50%, 05/15/99                               AA-     --            475,000       501,291
-------------------------------------------------------------------------------------------
                                                                                  1,034,841
-------------------------------------------------------------------------------------------

VIRGINIA-3.31%

Medical College of Hampton Roads;
  General Refunding
  Series 1991 B RB
  5.60%, 11/15/96                               A-      --            300,000       300,495
-------------------------------------------------------------------------------------------
  6.00%, 11/15/99                               A-      --            605,000       626,804
-------------------------------------------------------------------------------------------
Norfolk (City of) Redevelopment and Housing
  Authority (State Board for Community
  Colleges-Tidewater); Educational Facility
  Series 1995 RB
  5.30%, 11/01/04                               AA      Aa            535,000       543,758
-------------------------------------------------------------------------------------------
  5.40%, 11/01/05                               AA      Aa            500,000       511,495
-------------------------------------------------------------------------------------------
Portsmouth (City of); Port Improvement
  Unlimited Tax Refunding GO
  6.40%, 11/01/03                               AA-     A             300,000       325,113
-------------------------------------------------------------------------------------------
Portsmouth (City of); Public Utility Refunding
  Series 1992 GO
  5.90%, 11/01/01                               AA-     A             450,000       474,327
-------------------------------------------------------------------------------------------
                                                                                  2,781,992
-------------------------------------------------------------------------------------------

WASHINGTON-3.14%

Seattle (City of) (West Seattle Bridge);
  Limited Tax Refunding Series 1991 GO
  6.40%, 10/01/01                               AA      Aa1           250,000       269,413
-------------------------------------------------------------------------------------------
Seattle (Port of); Series 1992 A RB
  6.00%, 11/01/01                               AA-     A-1           500,000       526,500
-------------------------------------------------------------------------------------------
Washington Health Care Facility Authority
  (Our Lady of Lourdes Health Center);
  Refunding RB
  7.35%, 12/01/97(f)                            A+      --            500,000       515,155
-------------------------------------------------------------------------------------------
Washington Public Power Supply System
  (Nuclear Project #1); RB
  6.50%, 07/01/05(b)                            AAA     Aaa         1,000,000     1,070,050
-------------------------------------------------------------------------------------------
Washington Public Power Supply System
  (Nuclear Project #3); Refunding
  Series B RB
  6.80%, 07/01/97                               AA-     Aa            250,000       254,710
-------------------------------------------------------------------------------------------
                                                                                  2,635,828
-------------------------------------------------------------------------------------------

Financials

                                                   RATING(a)                      MARKET
                                                  S&P   MOODY'S      PAR          VALUE
WISCONSIN-2.42%

Sturgeon Bay (City of); Series 1996 A Bond
  Anticipation Notes
  4.30%, 10/01/97                               --      MIG-1    $  1,000,000  $  1,000,830
-------------------------------------------------------------------------------------------
Wisconsin (State of); Series A GO
  5.75%, 05/01/99                               AA      Aa          1,000,000     1,034,730
-------------------------------------------------------------------------------------------
                                                                                  2,035,560
-------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS-97.19%                                                    81,796,915
-------------------------------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-2.81%                                          2,361,885
-------------------------------------------------------------------------------------------
     NET ASSETS-100.00%                                                        $ 84,158,800
===========================================================================================

Investment Abbreviations:

GO    -- General Obligation Bonds
IDR   -- Industrial Development Revenue Bonds
NRR   -- Not re-rated
PCR   -- Pollution Control Revenue Bonds
RB    -- Revenue Bonds

Notes to Schedule of Investments:
(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by bond insurance.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Demand security; payable on demand by the Fund at specified frequencies no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on September 30, 1996.
(e) Security has an outstanding irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(f)  Secured by a letter of credit.

See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
(Unaudited)

ASSETS:

Investments, at market value (cost $79,448,932)                            $   81,796,915
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                              1,020,000
-----------------------------------------------------------------------------------------
  Capital stock sold                                                              388,757
-----------------------------------------------------------------------------------------
  Interest                                                                      1,386,584
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          10,130
-----------------------------------------------------------------------------------------
Other assets                                                                       36,624
-----------------------------------------------------------------------------------------
    Total assets                                                               84,639,010
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                                        311,880
-----------------------------------------------------------------------------------------
  Dividends                                                                        91,861
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                                       10,130
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                              20,888
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 3,998
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                             1,700
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                         8,357
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         31,396
-----------------------------------------------------------------------------------------
    Total liabilities                                                             480,210
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                $   84,158,800
=========================================================================================
Capital stock, $.001 par value per share:
  Authorized                                                                1,000,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                                   7,838,987
=========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $        10.74
=========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.74 divided by 99.00%)                            $        10.85
=========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF OPERATIONS

For the six months ended September 30, 1996
(Unaudited)

INVESTMENT INCOME:

Interest income                                                              $ 2,280,217
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                    127,914
----------------------------------------------------------------------------------------
Custodian fees                                                                     3,551
----------------------------------------------------------------------------------------
Transfer agent fees                                                               30,732
----------------------------------------------------------------------------------------
Registration and filing fees                                                      17,067
----------------------------------------------------------------------------------------
Administrative service fees                                                       23,988
----------------------------------------------------------------------------------------
Directors' fees                                                                    3,480
----------------------------------------------------------------------------------------
Printing                                                                          12,373
----------------------------------------------------------------------------------------
Other                                                                             24,181
----------------------------------------------------------------------------------------
       Total expenses                                                            243,286
----------------------------------------------------------------------------------------
Net investment income                                                          2,036,931
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                       (29,230)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities             (372,617)
----------------------------------------------------------------------------------------
       Net gain (loss) on investment securities                                 (401,847)
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $ 1,635,084
========================================================================================

See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 1996 and the year ended March 31, 1996 (Unaudited)

                                                                SEPTEMBER 30,     MARCH 31,
                                                                    1996            1996
OPERATIONS:

  Net investment income                                          $ 2,036,931     $ 3,731,756
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities         (29,230)         (5,848)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                      (372,617)        836,452
--------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations        1,635,084       4,562,360
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (2,082,125)     (3,712,690)
--------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions            1,539,394        (137,887)
--------------------------------------------------------------------------------------------
       Net increase in net assets                                  1,092,353         711,783
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             83,066,447      82,354,664
--------------------------------------------------------------------------------------------
  End of period                                                  $84,158,800     $83,066,447
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                     $82,893,259     $81,353,865
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                 58,153         103,347
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (1,140,595)     (1,111,365)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 2,347,983       2,720,600
--------------------------------------------------------------------------------------------
                                                                 $84,158,800     $83,066,447
============================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

September 30, 1996
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; the Intermediate Portfolio, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities, and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Intermediate Portfolio (the "Fund"). The Fund currently offers one class of shares, AIM Tax-Free Intermediate Shares (the "Shares"). The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $1,108,769, which expires, if not previously utilized, in the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.

                                                                   Financials

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $500 million, but not in excess of $1 billion, plus 0.20% of the Fund's average daily net assets in excess of $1 billion. AIM will, if necessary, reduce its fee for any fiscal year to the extent required so that the amount of ordinary expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) paid or incurred by the Fund for such fiscal year does not exceed the applicable expense limitations imposed by the state securities regulations in any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1996, the Fund reimbursed AIM $23,988 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1996, the Fund paid AFS $17,396 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Shares. AIM Distributors received commissions of $12,586 from sales of capital stock during the six months ended September 30, 1996. Such commissions are not an expense of the Company. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1996, the Fund paid legal fees of $1,558 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1996 was $16,519,014 and $13,193,207, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1996 is as follows:

Aggregate unrealized appreciation of investment securities               $2,366,342
-----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                (18,359)
-----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                     $2,347,983
===================================================================================

Investments have the same cost for tax and financial statement purposes.

Financials

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding for six months ended September 30, 1996 and the year ended March 31, 1996 were as follows:

                                                                   SEPTEMBER 30, 1996              MARCH 31, 1996
                                                               --------------------------    --------------------------
                                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                                               ----------    ------------    ----------    ------------
Sold                                                            1,342,091    $ 14,399,287     2,173,832    $ 23,604,635
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               136,308       1,462,092       232,136       2,517,616
-----------------------------------------------------------------------------------------------------------------------
Reacquired                                                     (1,334,925)    (14,321,985)   (2,428,661)    (26,260,138)
-----------------------------------------------------------------------------------------------------------------------
                                                                  143,474    $  1,539,394       (22,693)   $   (137,887)
=======================================================================================================================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended September 30, 1996, each of the years in the seven-year period ended March 31, 1996, the eleven months ended March 31, 1989 and the period May 11, 1987 (date operations commenced) through April 30, 1988.

                                                                           MARCH 31,
                              SEPTEMBER 30,     ----------------------------------------------------------------
                                  1996           1996               1995               1994               1993
                              -------------     -------            -------            -------            -------
Net asset value, beginning of
  period                         $ 10.79        $ 10.67            $ 10.62            $ 10.74            $ 10.27
------------------------------   -------        -------            -------            -------            -------
Income from investment
  operations:
    Net investment income           0.26           0.52               0.49               0.48               0.53
------------------------------   -------        -------            -------            -------            -------
    Net gains (losses) on
      securities (both
      realized and unrealized)     (0.05)          0.12               0.04              (0.10)              0.47
------------------------------   -------        -------            -------            -------            -------
        Total from investment
          operations                0.21           0.64               0.53               0.38               1.00
------------------------------   -------        -------            -------            -------            -------
Less distributions:
    Dividends from net
      investment income            (0.26)         (0.52)             (0.48)             (0.48)             (0.53)
------------------------------   -------        -------            -------            -------            -------
    Distributions from net
      realized capital gains          --             --                 --              (0.02)                --
------------------------------   -------        -------            -------            -------            -------
        Total distributions        (0.26)         (0.52)             (0.48)             (0.50)             (0.53)
------------------------------   -------        -------            -------            -------            -------
Net asset value, end of period   $ 10.74        $ 10.79            $ 10.67            $ 10.62            $ 10.74
==============================   =======        =======            =======            =======            =======
Total return(a)                     2.00%          6.06%              5.17%              3.47%             10.01%
==============================   =======        =======            =======            =======            =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                 $84,159        $83,066            $82,355            $99,757            $70,120
==============================   =======        =======            =======            =======            =======
Ratio of expenses to average
  net assets                        0.57%(b)       0.65%              0.59%              0.61%(c)           0.38%(c)
==============================   =======        =======            =======            =======            =======
Ratio of net investment
  income to average net assets      4.78%(b)       4.81%              4.65%              4.37%(c)           5.00%(c)
==============================   =======        =======            =======            =======            =======
Portfolio turnover rate               16%            32%                75%                26%                29%
==============================   =======        =======            =======            =======            =======

                                                            MARCH 31,
                                 --------------------------------------------------------------           APRIL 30,
                                    1992              1991             1990               1989              1988
                                 --------           -------          -------            -------           ---------

Net asset value, beginning of
  period                         $  10.07           $  9.89          $  9.69            $  9.88            $ 10.00
------------------------------   --------           -------          -------            -------            -------
Income from investment
  operations:
    Net investment income            0.62              0.63             0.62               0.56               0.55
------------------------------   --------           -------          -------            -------            -------
    Net gains (losses) on
      securities (both
      realized and unrealized)       0.20              0.18             0.20              (0.19)             (0.12)
------------------------------   --------           -------          -------            -------            -------
        Total from investment
          operations                 0.82              0.81             0.82               0.37               0.43
------------------------------   --------           -------          -------            -------            -------
Less distributions:
    Dividends from net
      investment income             (0.62)            (0.63)           (0.62)             (0.56)             (0.55)
------------------------------   --------           -------          -------            -------            -------
    Distributions from net
      realized capital gains           --                --               --                 --                 --
------------------------------   --------           -------          -------            -------            -------
        Total distributions         (0.62)            (0.63)           (0.62)             (0.56)             (0.55)
------------------------------   --------           -------          -------            -------            -------
Net asset value, end of period   $  10.27           $ 10.07          $  9.89            $  9.69            $  9.88
==============================   ========           =======          =======            =======            =======
Total return(a)                      8.39%             8.39%            8.66%              3.85%              4.46%
==============================   ========           =======          =======            =======            =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                 $ 38,773           $ 6,184          $ 5,231            $ 4,413            $ 5,594
==============================   ========           =======          =======            =======            =======
Ratio of expenses to average
  net assets                         0.02%(c)          0.50%(c)         0.50%(c)           0.53%(c)(d)        0.50%(c)(d)
==============================   ========           =======          =======            =======            =======
Ratio of net investment
  income to average net assets       5.78%(c)          6.29%(c)         6.27%(c)           6.74%(c)(d)        5.86%(c)(d)
==============================   ========           =======          =======            =======            =======
Portfolio turnover rate                15%                0%              12%                31%                80%
==============================   ========           =======          =======            =======            =======

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are annualized and based on average net assets of $85,043,268.
(c) After waiver of advisory fees and/or expense reimbursements. The ratios of expenses and net investment income prior to waivers and/or expense reimbursements were as follows:

                                             Net Investment
        Year            Expenses                Income
        ----            ---------           --------------
        1994               0.64%                 4.35%
        1993               0.66%                 4.71%
        1992               0.98%                 4.81%
        1991               1.79%                 5.00%

                                             Net Investment
       Year             Expenses                Income
       ----            ---------           --------------
        1990               1.91%                 4.86%
        1989               2.09%                 5.18%
        1988               1.57%                 4.79%

(d) Annualized.

NOTE 7-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                                                                  Directors and
                                                                       Officers


BOARD OF DIRECTORS                          OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                        11 Greenway Plaza
Chairman and Chief Executive Officer        Chairman                                Suite 1919
A I M Management Group Inc.                                                         Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                               INVESTMENT ADVISOR
Formerly Director, President,
 and Chief Executive Officer                John J. Arthur                          A I M Advisors, Inc.
COMSAT Corporation                          Senior Vice President and Treasurer     11 Greenway Plaza
                                                                                    Suite 1919
Owen Daly II                                Carol F. Relihan                        Houston, TX 77046
Director                                    Senior Vice President and Secretary
Cortland Trust Inc.                                                                 TRANSFER AGENT
                                            Gary T. Crum
Carl Frischling                             Senior Vice President                   A I M Fund Services, Inc.
Partner                                                                             P.O. Box 4739
Kramer, Levin, Naftalis & Frankel           Scott G. Lucas                          Houston, TX 77210-4739
                                            Senior Vice President
Robert H. Graham                                                                    CUSTODIAN
President and Chief Operating Officer       Jonathan C. Schoolar
A I M Management Group Inc.                 Senior Vice President                   The Bank of New York
                                                                                    90 Washington Street, 11th Floor
John F. Kroeger                             Dana R. Sutton                          New York, NY 10286
Formerly Consultant                         Vice President and Assistant Treasurer
Wendell & Stockel Associates, Inc.                                                  COUNSEL TO THE FUND
                                            Stuart W. Coco
Lewis F. Pennock                            Vice President                          Ballard Spahr
Attorney                                                                            Andrews & Ingersoll
                                            Melville B. Cox                         1735 Market Street
Ian W. Robinson                             Vice President                          Philadelphia, PA 19103
Consultant; Former Executive
Vice President and                          Karen Dunn Kelley                       COUNSEL TO THE DIRECTORS
Chief Financial Officer                     Vice President
Bell Atlantic Management                                                            Kramer, Levin, Naftalis & Frankel
Services, Inc.                              P. Michelle Grace                       919 Third Avenue
                                            Assistant Secretary                     New York, NY 10022
Louis S. Sklar
Executive Vice President                    David L. Kite                           DISTRIBUTOR
Hines Interests                             Assistant Secretary
Limited Partnership                                                                 A I M Distributors, Inc.
                                            Nancy L. Martin                         11 Greenway Plaza
                                            Assistant Secretary                     Suite 1919
                                                                                    Houston, TX 77046
                                            Ofelia M. Mayo
                                            Assistant Secretary

                                            Kathleen J. Pflueger
                                            Assistant Secretary

                                            Samuel D. Sirko
                                            Assistant Secretary

                                            Stephen I. Winer
                                            Assistant Secretary



                                                               THE AIM FAMILY OF FUNDS--Registered Trademark--
                                                               AGGRESSIVE GROWTH
                                                               AIM Aggressive Growth Fund*
                                                               AIM Capital Development Fund
                                                               AIM Constellation Fund
                                                               AIM Global Aggressive Growth Fund

                                                               GROWTH
                                                               AIM Blue Chip Fund
                                                               AIM Global Growth Fund
                                                               AIM Growth Fund
                                                               AIM InternationalEquity Fund
                                                               AIM Value Fund
                                                               AIM Weingarten Fund
              [PHOTO OF ELEVEN GREENWAY PLAZA
                      APPEARS HERE]                            GROWTH AND INCOME
                                                               AIM Balanced Fund
                                                               AIM Charter Fund

                                                               INCOME AND GROWTH
                                                               AIM Global Utilities Fund

                                                               HIGH CURRENT INCOME
                                                               AIM High Yield Fund

                                                               CURRENT INCOME
                                                               AIM Global Income Fund
                                                               AIM Income Fund

                                                               CURRENT TAX-FREE INCOME
                                                               AIM Municipal Bond Fund
                                                               AIM Tax-Exempt Bond Fund of CT
                                                               AIM Tax-Free Intermediate Shares

                                                               CURRENT INCOME AND HIGH DEGREE
                                                                 OF SAFETY
                                                               AIM Intermediate Government Fund

                                                               HIGH DEGREE OF SAFETY AND
                                                                 CURRENT INCOME
AIM Management Group Inc. has provided leadership in the       AIM Limited Maturity Treasury Shares
mutual fund industry since 1976 and currently manages
approximately $59 billion in assets for more than 3.5          STABILITY, LIQUIDITY, AND
million shareholders, including individual investors,            CURRENT INCOME
corporate clients, and financial institutions. The AIM         AIM Money Market Fund
Family of Funds--Registered Trademark-- is distributed
nationwide, and AIM today ranks among the nation's             STABILITY, LIQUIDITY, AND
top 15 mutual fund companies in assets under                     CURRENT TAX-FREE INCOME
management, according to Lipper Analytical Services,           AIM Tax-Exempt Cash Fund
Inc.
                                                               *AIM Aggressive Growth Fund was closed to new investors on July 18,
                                                               1995. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


[AIM LOGO APPEARS HERE]                                        ---------------
                                                                  BULK RATE
A I M Distributors, Inc.                                        U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                       PAID
Houston, TX 77046                                                HOUSTON, TX
                                                               Permit No. 1919
                                                               ---------------